SCUDDER
                                                                     INVESTMENTS

Scudder Commodity Securities Fund

Supplement to the currently effective prospectuses

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The following supplements the section entitled "The Fund's Main Investment
Strategy" in the fund's prospectuses.

On December 16, 2005, the Internal Revenue Service (the "IRS") issued a ruling that would limit the income derived from swaps on a commodity index ("commodity swaps") after June 30, 2006 to a maximum of 10% of the fund's gross income. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. The IRS ruling did not make any definitive determination with respect to the commodity-linked structured notes in which the fund invests, although the IRS in the future may provide guidance on such structured notes.


The sections of the prospectuses under the headings "The Main Risks of Investing in the Fund -- Tax Risk" and "Understanding Distributions and Taxes -- Tax Risk" are revised by deleting the term "swaps" from the current disclosure and inserting the following paragraph at the end of each section:

On December 16, 2005, the IRS issued a ruling that would cause certain income from commodity swaps to not be considered qualifying income after June 30, 2006. As a result, the income the fund might derive from commodity swaps and certain other "non-securities" after June 30, 2006 must be limited to a maximum of 10 percent of its gross income. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future.







               Please Retain This Supplement for Future Reference





December 23, 2005

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Scudder Commodity Securities Fund

Supplement to the currently effective Statement of Additional Information

The first paragraph of the section of the Statement of Additional Information entitled "Taxes -- Taxation of US Shareholders -- Tax Treatment of Swaps and Structured Notes" is revised by deleting the word "swaps" from the current disclosure and adding the following paragraph at the end of the section:

         On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that would cause certain income from commodity swaps not to be considered qualifying income after June 30, 2006. As a result, the income the fund derives from commodity swaps after June 30, 2006 must be limited to a maximum of 10 percent of its gross income. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future.

         Any contrary language in the section of the Statement of Additional Information entitled "Investment Objectives, Policies and Restrictions" is deleted.







December 23, 2005